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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report December 21, 2000
                                -----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


          1-3950                                  38-0549190
         -------                                  ----------
 (Commission File Number)                 (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan           48126
----------------------------------------         ---------
(Address of principal executive offices)         (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------






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Item 5.  Other Events.

         Our news release dated December 21, 2000 concerning Ford's vehicle production in the fourth quarter of 2000 and first quarter of 2001, filed as
Exhibit 20 to this report, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


                                    EXHIBITS

Designation                Description                    Method of Filing


Exhibit 20                 News Release dated
                           December 21, 2000              Filed with this Report

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                             FORD MOTOR COMPANY
                                             -----------------------------------
                                             (Registrant)


Date:  December 21, 2000                     By:  /s/ Kathryn S. Lamping
                                                ------------------------
                                                Kathryn S. Lamping
                                                Assistant Secretary

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                                  EXHIBIT INDEX



Designation                Description

Exhibit 20                 News Release dated
                           December 21, 2000